UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 20, 2008

SEMGROUP ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 524-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of SemGroup Energy Partners G.P., L.L.C. (the “Company”), which is the general partner of SemGroup Energy Partners, L.P. (the “Partnership”), made grants of phantom units under the Company’s Long-Term Incentive Plan (“LTIP”) to eligible individuals who perform services for the Partnership, including officers of the Company. In connection therewith, the Committee approved two forms of Phantom Unit Grant Agreements to be used for grants of phantom units under the LTIP. Copies of these Phantom Unit Grant Agreements are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Phantom Units granted under the form of Phantom Unit Grant Agreement filed as Exhibit 10.1 hereto (“Type A Awards”) vest in one-third increments over a three year period, subject to earlier vesting on a change of control or upon a termination without cause or due to death or disability. Each grantee will receive one common unit upon vesting of the phantom unit. In addition, the phantom units have distribution equivalent rights for each fiscal quarter of the Partnership in which the Partnership’s quarterly cash distribution to its subordinated and common unitholders for such quarter equals or exceeds $0.39 per unit (or $1.56 per unit on an annualized basis). Pursuant to the distribution equivalent right, the grantee will be entitled to receive a cash payment with respect to each Phantom Unit then outstanding equal to the product of (i) the per unit cash distributions paid to the Partnership’s unitholders during such fiscal quarter, if any, multiplied by (ii) the number of phantom units included in the grant.

Phantom Units granted under the form of Phantom Unit Grant Agreement filed as Exhibit 10.2 hereto (“Type B Awards”) have substantially similar terms as Type A Awards, except that the phantom units have distribution equivalent rights for each fiscal quarter of the Partnership in which the Partnership’s quarterly cash distribution to its subordinated and common unitholders for such quarter equals or exceeds $0.47 per unit (or $1.88 per unit on an annualized basis).

The following officers of the Company were granted Type A Awards and Type B Awards as indicated below:

Officer	Type A Awards	Type B Awards
Kevin L. Foxx (President, Chief Executive Officer and Director)	35,000	30,000
Michael J. Brochetti (Chief Financial Officer and Director)	27,000	23,000
Alex G. Stallings (Chief Accounting Officer)	24,000	21,000
Jerry A. Parsons (Executive Vice President—Asphalt Operations)	11,000	9,000
Peter L. Schweiring (Executive Vice President—Crude Operations)	8,000	7,000

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Form of Phantom Unit Grant Agreement.
10.2	—	Form of Phantom Unit Grant Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP ENERGY PARTNERS, L.P.

	By:	SemGroup Energy Partners G.P., L.L.C.
its General Partner

Date: June 24, 2008	By:	/s/ Alex G. Stallings
Alex G. Stallings
Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Form of Phantom Unit Grant Agreement.
10.2	—	Form of Phantom Unit Grant Agreement.